                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2002

                                ---------------

                              ALLEGHANY CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    1-9371                 51-0283071
----------------------------     ----------------         -------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)             IDENTIFICATION NO.)

            375 PARK AVENUE, SUITE 3201
                 NEW YORK, NEW YORK                            10152
       ----------------------------------------              ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356
                                                         --------------
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ITEM 9. REGULATION FD DISCLOSURE

      On August 8, 2002, each of the Principal Executive Officer, John J. Burns,
Jr., and Principal Financial Officer, David B. Cuming, of Alleghany Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange
Commission Order No. 4-460.

      A copy of each of these statements is attached hereto as Exhibit 99.1 and
99.2, respectively.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALLEGHANY CORPORATION


                                          /s/ Peter R. Sismondo
                                          ------------------------------------
Date: August 8, 2002                      By: Peter R. Sismondo
                                          Vice President,
                                          Controller,
                                          Treasurer and Assistant Secretary





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                               INDEX TO EXHIBITS

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
Exhibit Number                             Exhibit Description
--------------                             -------------------
99.1                                 Statement Under Oath of Principal
                                     Executive Officer dated August 8, 2002

99.2                                 Statement Under Oath of Principal
                                     Financial Officer dated August 8, 2002